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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): JANUARY 22, 2004
                                                        ------------------


                               THE TIMKEN COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


                                      OHIO
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                 (State or Other Jurisdiction of Incorporation)


             1-1169                                    34-0577130
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    (Commission File Number)               (I.R.S. Employer Identification No.)




                1835 DUEBER AVENUE, S.W., CANTON, OHIO 44706-2798
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               (Address of Principal Executive Offices) (Zip Code)


                                 (330) 438-3000
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              (Registrant's Telephone Number, Including Area Code)



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The Timken Company issued a press release on January 22, 2004, announcing results for the full year and fourth quarter of 2003. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by this reference.

         This information shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         Exhibits.
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           99.1     The Timken Company Press Release dated January 22, 2004,
                    announcing results for the full year and fourth quarter of 2003






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      THE TIMKEN COMPANY


                                      By:   /s/ William R. Burkhart
                                            ---------------------------
                                      William R. Burkhart
                                      Senior Vice President and General Counsel

Date:  January 22, 2004





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                                  EXHIBIT INDEX

          Exhibit Number    Description of Document
          --------------    -----------------------
             99.1           The Timken Company Press Release dated January 22,
                            2004, announcing results for the full year and fourth quarter of 2003